UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2010

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20F, Tower E1, The Towers, Oriental Plaza
No. 1 East Chang An Avenue
Dong Cheng District
Beijing, P.R. China

Post code: 100738

(Address of principal executive offices)    (Zip code)

+86 (10) 8520-5588

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

UTStarcom, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on December 13, 2010, in China.  At the Annual Meeting, the following proposals were submitted to a vote of the stockholders and were approved:

Proposal No. 1 — Election of Directors

The stockholders elected Thomas J. Toy to the Board of Directors of the Company (the “Board”) as a Class I Director to serve until the Company’s 2013 annual meeting of stockholders or until his successor has been duly elected and qualified, as set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas J. Toy	71,945,626	20,195,752	136,103	25,138,242

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non Votes
115,938,626	762,888	714,209	—

The Company’s press release announcing the results of the Annual Meeting is attached hereto as Exhibit 99.1.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           Appointment of Director

On December 13, 2010, in China, the Board increased the size of the Board from six (6) to seven (7) directors, comprised of two Class I directors, three Class II directors and two Class III directors, and appointed Mr. Xie Linzhen as a Class I director, effective immediately prior to the commencement of trading on the NASDAQ stock market on December 13, 2010 in the United States.  Mr. Xie will serve in such capacity until the Company’s 2013 annual meeting of stockholders or until his successor has been duly elected and qualified.  In addition, Mr. Xie was appointed as a member of the Audit Committee and a member of the Nominating and Corporate Governance Committee of the Board.

Compensation for Mr. Xie has not been determined.  In addition, the Company will enter into a standard form of indemnification agreement with Mr. Xie.

Item 9.01              Financial Statements and Exhibits.

(d)               Exhibits

Exhibit Number	Description
99.1	Press Release dated December 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: December 13, 2010	By:	/s/ Edmond Cheng
	Name:	Edmond Cheng
	Title:	Chief Financial Officer

Exhibit Number	Description
99.1	Press Release dated December 13, 2010